UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 1, 2011

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33736	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2011, the stockholders of ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”) approved an amendment to the Company’s charter to broaden ARMOUR’s investment asset class in response to potential changes in residential mortgage-backed securities issued or guaranteed by U.S. Government-chartered entities (collectively, “Agency Securities”). Accordingly, on December 1, 2011, the Company filed an amendment to its charter to include non Agency as well as Agency Securities in its investment asset class.

A copy of the Articles of Amendment to the Company’s charter, which amendment was filed with the State of Maryland on December 1, 2011, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 1, 2011, ARMOUR held a Special Meeting of its Stockholders at 12:30 p.m. (EST) for the purpose of approving an amendment to the Company's charter to broaden the Company's investment asset class in response to potential changes in Agency Securities. For more information on the proposal described below, refer to ARMOUR's proxy statement dated August 22, 2011. As of August 18, 2011, the record date for the Special Meeting, there were a total of 76,988,343 shares of common stock outstanding and entitled to vote at the Special Meeting. At the Special Meeting, 42,777,489 shares of common stock, or approximately 56% were represented in person or by proxy; therefore, a quorum was present.

Proposal 1 – Approval of an Amendment to ARMOUR's Charter to Broaden its Investment Asset Class in Response to Potential Changes in Residential Mortgage-Backed Securities Issued or Guaranteed by Government-Chartered Entities.

Stockholders approved an amendment to ARMOUR's charter to broaden the Company's investment asset class to include non Agency as well as Agency Securities in its investment asset class. The proposal received the following final voting results: 40,233,971 for, 1,936,689 against, and 606,829 abstentions.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Amendment to the charter of ARMOUR Residential REIT, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMOUR RESIDENTIAL REIT, INC.

Dated: December 1, 2011	By:	/s/ Scott J. Ulm
	Name:	Scott J. Ulm
	Title:	Co-Chief Executive Officer, Chief Investment Officer, Head of Risk Management and Co-Vice Chairman

Exhibit Index

Exhibit No.	Description
3.1	Articles of Amendment to the charter of ARMOUR Residential REIT, Inc.

3